Organisation (Details)	12 Months Ended
Dec. 31, 2023
Organisation [Abstract]
Name of reporting entity or other means of identification	Equinor ASA
Domicile of entity	Norway
Country of incorporation	Norway
Address of entity's registered office	Forusbeen 50, N-4035 Stavanger, Norway
Description of nature of entity's operations and principal activities	Equinor’s objective is to develop, produce and market various forms of energy and derived products and services, as well as other businesses. The activities may also be carried out through participation in or cooperation with other companies.
Ownership interest in Equinor group's oil and gas activities and net assets	100.00%